UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2004

                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                    333-112636-01             04-3310019
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(State or other jurisdiction        (Commission            (IRS Employer
    of incorporation)               File Number)         Identification No.)


                    60 Wall Street, New York, New York  10005
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               (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code  (212) 250-2500
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Item 5.  Other Events.
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         Attached hereto as Exhibit 4.1 is the Pooling and Servicing Agreement
(as defined below) with its Exhibits and Schedules for the COMM 2004-LNB3 Commercial Mortgage Pass-Through Certificates. On June 28, 2004, Deutsche Mortgage & Asset Receiving Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, Midland Loan Services, Inc., as Servicer, Lennar Partners, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee, LaSalle Bank National Association, as Bond Administrator and Paying Agent, and 731 Funding LLC, as 731 Lexington Avenue-Bloomberg Headquarters B Loan Noteholder, of the COMM 2004-LNB3 Commercial Mortgage Pass-Through Certificates, issued in twenty-four classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated June 7, 2004, as supplemented by the Prospectus Supplement dated June 18, 2004.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)     Exhibits

Exhibit No.
-----------
Exhibit 4.1       Pooling and Servicing Agreement, dated as of June
                  1, 2004, by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Midland Loan Services, Inc., as Servicer, Lennar Partners, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee, LaSalle Bank National Association, as Bond Administrator and Paying Agent, and 731 Funding LLC, as 731 Lexington Avenue-Bloomberg Headquarters B Loan Noteholder.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2004


                                DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION



                                By:  /s/ Helaine M. Kaplan
                                    -------------------------------------------
                                    Name:  Helaine M. Kaplan
                                    Title: President



                                By:  /s/ Jeremy A. Beard
                                    -------------------------------------------
                                    Name:  Jeremy A. Beard
                                    Title: Vice President


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                    INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

4.1                 Pooling and Servicing Agreement, dated       E
                    as of June 1, 2004, by and among
                    Deutsche Mortgage & Asset Receiving
                    Corporation, as Depositor, Midland Loan
                    Servicer, as Servicer, Lennar Partners,
                    Inc., as Special Servicer, Wells Fargo
                    Bank, N.A., as Trustee, LaSalle Bank
                    National Association, as Bond
                    Administrator and Paying Agent, and 731
                    Funding LLC, as 731 Lexington
                    Avenue-Bloomberg Headquarters B Loan
                    Noteholder.